UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2020

CERECOR INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-37590		45-0705648
(Commission File Number)		(IRS Employer Identification No.)

540 Gaither Road, Suite 400, Rockville, Maryland 20850 (Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CERC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On June 18, 2020, at the annual meeting of stockholders (the “Annual Meeting”) of Cerecor Inc. (the “Company”), the stockholders approved the Cerecor Inc. Third Amended and Restated 2016 Equity Incentive Plan (the “Plan”), which increases the total number of shares of common stock reserved for issuance under the Plan to 11,815,408 shares. The Company’s Board of Directors (the “Board”) approved the Plan on April 24, 2020, subject to stockholder approval.

You can find a summary of the principal features of the Plan in the definitive proxy statement for the Company’s 2020 Annual Meeting, filed with the SEC on April 28, 2020 (the “2020 Proxy”), under the heading “Proposal Two - Approval of the Equity Incentive Plan Proposal”. The above summary of the Plan is qualified in its entirety by the full text of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting on June 18, 2020. At the Annual Meeting, stockholders voted on the following items:

1.
Proposal 1: To elect seven nominees to the Board to hold office until the 2021 Annual Meeting and until their respective successors are elected and qualified. The following nominees were elected to the Company’s Board, with the voting results for each nominee as shown:

Name	For	Withheld	Broker Non-Votes
Sol Barer, Ph.D.	36,911,200	2,214,487	—
Steven Boyd	38,577,223	548,464	—
Suzanne Bruhn, Ph.D.	39,041,877	83,810	—
Michael Cola	36,867,450	2,258,237	—
Phil Gutry	37,986,894	1,138,793	—
Joseph Miller	36,693,573	2,432,114	—
Magnus Persson, M.D., Ph.D.	35,233,590	3,892,097	—

2.	Proposal 2: To approve the Cerecor Inc. Third Amended and Restated 2016 Equity Incentive Plan. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
35,203,594	3,457,147	464,946	—

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Cerecor Inc. Third Amended and Restated 2016 Equity Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERECOR INC.

Date: June 18, 2020	/s/ Christopher Sullivan
Christopher Sullivan
Interim Chief Financial Officer

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